UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-06590
Morgan Stanley Insured Municipal Income Trust
(Exact name of registrant as specified in charter)
522 Fifth Avenue, New York, New York 10036

(Address of principal executive offices) (Zip code)
Randy Takian
522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-296-6990
Date of fiscal year end: October 31, 2009
Date of reporting period: October 31, 2009

Item 1 — Report to Shareholders

INVESTMENT MANAGEMENT

Welcome, Shareholder:

In this report, you’ll learn about how your investment in Morgan Stanley Insured Municipal Income Trust performed during the annual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Trust’s financial statements and a list of Trust investments.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Trust will achieve its investment objective. The Trust is subject to market risk, which is the possibility that market values of securities owned by the Trust will decline and, therefore, the value of the Trust’s shares may be less than what you paid for them. Accordingly, you can lose money investing in this Trust.

Income earned by certain securities in the portfolio may be subject to the federal alternative minimum tax (AMT).

Trust Report

For the year ended October 31, 2009

Market Conditions

The municipal market rebounded strongly in early 2009, after struggling through one of the most challenging periods in the history of the financial markets. Not only has the municipal market performed solidly this year, but it has done so with less volatility than has been seen in the taxable market.

The recovery began in March when certain economic indicators stabilized or improved, suggesting that perhaps the contraction in economic growth was slowing. Credit conditions also became more favorable, thanks to the various initiatives of the Federal Reserve and the government to inject liquidity into the financial system. In the months that followed, positive news on the corporate, banking and economic fronts helped bolster investor confidence, sustaining the financial market’s rally throughout the end of October.

Strong demand for municipal bonds, a limited supply of new issues, and renewed investor risk appetite led to marked improvement in municipal market performance, particularly for the higher yielding segment. Although high yield issues underperformed early in the reporting period, they have considerably outpaced higher quality, lower yielding issues for much of this year. As a result, the high yield segment of the market slightly outperformed the investment grade segment for the overall 12-month reporting period.

While many states are currently facing budgetary challenges, California has perhaps received more press than most. The state still benefits from its large and diverse economic base and above-average wealth levels. However, its large exposure to the housing crisis, falling tax revenues and recent budgetary shortfalls pose considerable challenges. Although the rating agencies have downgraded the state’s credit rating and the market has reacted accordingly, the negative impact has been tempered somewhat by the increasing issuance of taxable Build America Bonds and the continued decrease in supply of tax-exempt debt. It should also be noted that while the Trust has a relatively higher allocation to California municipal bonds, these holdings are concentrated in high quality, essential services sectors that tend to be less economically-sensitive.

Performance Analysis

For the 12-month period ended October 31, 2009, the net asset value (NAV) of Morgan Stanley Insured Municipal Income Trust (IIM) increased from $12.76 to $14.65 per share. Based on this change plus reinvestment of tax-free dividends totaling $0.7725 per share and a long-term capital gain distribution of $0.106114 per share, the Trust’s total NAV return was 23.38 percent. IIM’s value on the New York Stock Exchange (NYSE) moved from $10.76 to $13.40 per share during the same period. Based on this change plus reinvestment of dividends and distributions, the Trust’s total market return was 33.83 percent. IIM’s NYSE market price was at a 8.53 percent discount to its NAV. Past performance is no guarantee of future results.

Monthly dividends for October 2009 were unchanged at $0.0675 per share. The dividend reflects the current level of the Trust’s net investment income. IIM’s level of undistributed net investment income was

$0.177 per share on October 31, 2009 versus $0.060 per share 12 months earlier.1

A focus on higher quality municipal securities has detracted slightly from relative performance in recent months as lower quality issues have outperformed in 2009. However, this positioning enhanced returns early in the reporting period when risk aversion and widening credit spreads led the higher quality segment of the market to outperform lower quality, riskier securities.

The portfolio’s focus on longer maturity issues contributed greatly to performance in 2009 as spreads on these issues tightened dramatically. Overweight allocations to essential services sectors also enhanced returns during the period as these securities have performed relatively well.

The Trust’s procedure for reinvesting all dividends and distributions in common shares is through purchases in the open market. This method helps support the market value of the Trust’s shares. In addition, we would like to remind you that the Trustees have approved a share repurchase program whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

The Trust may also take action to reduce or eliminate the amount of Auction Rate Preferred Shares (ARPS) outstanding.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Investment return, net asset value and common share market price will fluctuate and Trust shares, when sold, may be worth more or less than their original cost.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Trust in the future.

1 Income earned by certain securities in the portfolio may be subject to the federal alternative minimum tax (AMT).

TOP FIVE SECTORS as of 10/31/09
Public Power	16.6%
General Obligation	14.1
Transportation	11.9
Appropriation	11.4
Water/Sewer	8.6

RATINGS ALLOCATIONS as of 10/31/09
Aaa/AAA	4.1%
Aa/AA	30.3
A/A	32.9
Baa/BBB	6.5
Ba/BB or Less	0.1
Non-Rated	18.4
Not Insured	7.7

SUMMARY OF INVESTMENTS BY STATE CLASSIFICATION as of 10/31/09
California	36.7%
Texas	19.8
Washington	12.0
Florida	10.4
Illinois	9.9
New York	7.2
Pennsylvania	5.6
South Carolina	5.2
Massachusetts	4.8
District of Columbia	4.4
Rhode Island	3.5
New Jersey	3.2
Nevada	3.2
Georgia	2.4
Colorado	2.0
Michigan	1.9
Utah	1.8
Hawaii	1.7

SUMMARY OF INVESTMENTS BY STATE CLASSIFICATION as of 10/31/09 (continued)
Iowa	1.4%
Louisiana	1.4
Arizona	1.4
Nebraska	1.2
Virginia	1.0
West Virginia	1.0
Idaho	0.9
Wisconsin	0.8
Missouri	0.8
Ohio	0.7
Kentucky	0.7
Kansas	0.7
Connecticut	0.5
Puerto Rico	0.5
New Hampshire	0.4

Total Long-Term Investments†	149.1
Short-Term Investments	0.1
Other Assets in Excess of Liabilities	2.3
Floating Rate Note and Dealer Trusts Obligations	(24.4)
Preferred Shares of Beneficial Interest	(27.1)

Net Assets Applicable to Common Shareholders	100.0%

† Does not include open long/short futures contracts with an underlying face amount of $107,954,707 with net unrealized appreciation of $811,948.

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Top five sectors and ratings allocations are as a percentage of total investments. Summary of investments by state classification are as a percentage of net assets applicable to common shareholders. Securities are classified by sectors that represent broad groupings of related industries. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Rating allocations based upon ratings as issued by Standard and Poor’s and Moody’s, respectively.

For More Information About Portfolio Holdings

Each Morgan Stanley trust provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the trust’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to trust shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley trust also files a complete schedule of portfolio holdings with the SEC for the trust’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s web site, http://www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Investment Advisory Agreement Approval

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Trust’s Administrator (as defined herein) under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser’s expense. (The Investment Adviser and the Administrator together are referred to as the “Adviser” and the advisory and administration agreements together are referred to as the “Management Agreement.”) The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. (“Lipper”).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Trust. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Trust. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

Performance, Fees and Expenses of the Trust

The Board reviewed the performance, fees and expenses of the Trust compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Trust. When considering a fund’s performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2008, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Trust’s performance was better than its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the “management fee”) for this Trust relative to comparable funds advised by the Adviser and compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Trust’s total expense ratio. The Board noted that the management fee and total

Investment Advisory Agreement Approval

expense ratio were lower than the peer group average. After discussion, the Board concluded that the Trust’s management fee, total expense ratio and performance were competitive with the peer group average.

Economies of Scale

The Board considered the size and growth prospects of the Trust and how that relates to the Trust’s total expense ratio and particularly the Trust’s management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser’s profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Trust and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board considered that, with respect to closed-end funds, the assets are not likely to grow with new sales or grow significantly as a result of capital appreciation. The Board concluded that economies of scale for the Trust were not a factor that needed to be considered at the present time.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Trust and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser’s expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Trust and other funds advised by the Adviser. These benefits may include, among other things, “float” benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds’ portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Trust and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical

Investment Advisory Agreement Approval

relationship between the Trust and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Trust’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Trust to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Trust’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Trust’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Trust and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the Independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Insured Municipal Income Trust
Portfolio of Investments - October 31, 2009

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE		VALUE
	Tax-Exempt Municipal Bonds (149.1%)
	Arizona (1.4%)
$1,495	State of Arizona, Ser 2008 A (COPs) (FSA Insd)	5.00%	09/01/26		$1,551,660
2,500	University of Arizona, Ser 2003 B (COPs) (AMBAC Insd)	5.00	06/01/23		2,571,550

					4,123,210

	California (36.7%)
1,475	Alameda County Joint Powers Authority, Ser 2008 (FSA Insd)	5.00	12/01/24		1,540,741
1,655	Alhambra Unified School District, Ser 2009 B (AGC Insd) (a)	0.00	08/01/35		349,536
1,160	Alvord Unified School District, Election of 2007 Ser 2007 A (FSA Insd)	5.00	08/01/27		1,182,979
20,000	Anaheim Public Financing Authority, Electric Ser 2007-A (NATL-RE Insd) (b)	4.50	10/01/37		18,421,400
1,170	Beverly Hills Unified School District, Election of 2008 Ser 2009 (a)	0.00	08/01/26		509,863
2,275	Beverly Hills Unified School District, Election of 2008 Ser 2009 (a)	0.00	08/01/31		727,590
8,000	California, Ser 2007 (NATL-RE Insd)	4.25	08/01/33		6,553,920
10,000	California Infrastructure & Economic Development Bank, Bay Area Toll Bridges Seismic Retrofit 1st Lien Ser 2003 A (AMBAC Insd) (ETM) (b)	5.00	01/01/28	(c)	11,671,134
5,000	California Infrastructure & Economic Development Bank, Bay Area Toll Bridges Seismic Retrofit 1st Lien Ser 2003 A (FGIC Insd) (ETM)	5.00	01/01/28	(c)	5,835,900
3,050	California State Department of Water Resources, Power Supply Ser 2008 H (FSA Insd)	5.00	05/01/22		3,217,140
3,000	City & County of San Francisco, City Buildings Ser 2007 A (COPs) (NATL-RE & FGIC Insd)	4.50	09/01/37		2,705,730
9,000	City of Long Beach, Ser 1998 A (AMT) (NATL-RE & FGIC Insd)	6.00	05/15/18		9,828,360
3,000	City of Los Angeles, Ser 2004 A (NATL-RE Insd)	5.00	09/01/24		3,164,970
585	Clovis Unified School District, Election of 2004 Ser A (NATL-RE & FGIC Insd) (a)	0.00	08/01/29		181,976
3,065	El Segundo Unified School District, Election of 2008 Ser 2009 A (a)	0.00	08/01/31		831,167
6,000	Golden State Tobacco Securitization Corp., Enhanced Asset Backed Ser 2005 A (FGIC Insd)	5.00	06/01/38		5,303,160
5,000	Los Angeles Department of Water & Power, 2004 Ser C (NATL-RE Insd) (b)	5.00	07/01/24		5,201,807
1,665	Menifee Union School District, Election of 2008 Ser 2009 C (AGC Insd) (a)	0.00	08/01/34		350,099
1,845	Moreland School District, Ser 2014 C (AMBAC Insd) (a)	0.00	08/01/29		548,648
1,320	Oak Grove School District, Election 2008 Ser A (a)	0.00	08/01/28		424,657
4,000	Oxnard Financing Authority, Water & Power, Water 2004 Ser C (XLCA Insd)	5.00	06/01/28		4,014,440
3,825	Patterson Joint Unified School District, Election of 2008 Ser 2009 B (FSA Insd) (a)	0.00	08/01/34		804,283
4,120	Patterson Joint Unified School District, Election of 2008 Ser 2009 B (FSA Insd) (a)	0.00	08/01/35		797,344
300	Patterson Joint Unified School District, Election of 2008 Ser 2009 B (FSA Insd) (a)	0.00	08/01/36		53,910
1,000	Port of Oakland, Ser 2002 L (AMT) (NATL-RE & FGIC Insd)	5.00	11/01/21		978,120

See Notes to Financial Statements

Morgan Stanley Insured Municipal Income Trust
Portfolio of Investments - October 31, 2009 continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
$3,925	Poway Unified School District, School Facilities Improvement District No. 07-1, 2008 Election Ser A (a)	0.00%	08/01/28	$1,314,325
4,245	Poway Unified School District, School Facilities Improvement District No. 07-1, 2008 Election Ser A (a)	0.00	08/01/31	1,151,159
3,000	Sacramento County Sanitation District Financing Authority, Sacramento Regional Ser 2006 (NATL-RE & FGIC Insd)	5.00	12/01/36	3,048,660
5,000	San Diego County Water Authority, Ser 2002 A (COPs) (NATL-RE Insd)	5.00	05/01/27	5,104,550
5,000	San Diego County Water Authority, Ser 2004 A (COPs) (FSA Insd) (b)	5.00	05/01/29	5,076,825
2,000	University of California, Ser 2003 B (AMBAC Insd)	5.00	05/15/22	2,089,240
3,310	University of California, Ser 2007-J (FSA Insd) (b)	4.50	05/15/31	3,214,726
2,690	University of California, Ser 2007-J (FSA Insd) (b)	4.50	05/15/35	2,558,045
11,350	William S Hart Union High School District, Ser 2009 A (a)	0.00	08/01/33	2,571,229

				111,327,633

	Colorado (2.0%)
4,000	Arkansas River Power Authority, Power Ser 2006 (XLCA Insd)	5.25	10/01/40	3,583,240
3,000	Denver Convention Center Hotel Authority, Refg Ser 2006 (XLCA Insd)	5.00	12/01/30	2,554,380

				6,137,620

	Connecticut (0.5%)
1,525	Connecticut State Health & Educational Facility Authority, Quinnipiac University Issue Ser 2007 K-2 (NATL-RE Insd)	5.00	07/01/25	1,575,828

	District of Columbia (4.4%)
3,000	District of Columbia, American Association for the Advancement of Science Ser 1997 (AMBAC Insd)	5.125	01/01/27	2,999,940
2,540	District of Columbia, Income Tax, Ser 2009 A (b)	5.25	12/01/27	2,796,785
1,000	District of Columbia, Ser 2008 E (BHAC Insd) (b)	5.00	06/01/26	1,060,627
1,000	District of Columbia, Ser 2008 E (BHAC Insd) (b)	5.00	06/01/27	1,060,627
2,000	District of Columbia, Ser 2008 E (BHAC Insd) (b)	5.00	06/01/28	2,121,254
2,000	District of Columbia Ballpark, Ser 2006 B-1 (NATL-RE & FGIC Insd)	5.00	02/01/31	1,824,000
1,350	District of Columbia Water & Sewer Authority, Refg Sub-Lien Ser 2008 A (AGC Insd)	5.00	10/01/28	1,402,110

				13,265,343

	Florida (10.4%)
1,000	City of Port St Lucie, Utility System Refg Ser 2009 (AGC Insd)	5.00	09/01/29	1,015,640
1,000	County of Miami-Dade, Building Better Communities Program Ser 2009 B-1	6.00	07/01/38	1,098,340
15,000	Miami-Dade County School Board, Ser 2003 D (COPs) (FGIC Insd)	5.00	08/01/29	15,024,300
1,550	Mid-Bay Bridge Authority, Refg Ser 2008 A (AGC Insd)	5.00	10/01/27	1,622,602
3,000	Orange County School Board, Ser 2002 A (COPs) (AMBAC Insd)	5.25	08/01/14	3,219,000
1,500	Palm Beach County Solid Waste Authority, Ser 2009 (BHAC Insd)	5.50	10/01/23	1,670,985
5,000	Tampa Bay Water Utility System Revenue, Ser 2001 A (NATL-RE & FGIC Insd)	5.00	10/01/28	5,051,700

See Notes to Financial Statements

Morgan Stanley Insured Municipal Income Trust
Portfolio of Investments - October 31, 2009 continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
$2,670	Tampa Sports Authority, Sales Tax Refg Ser 2005 (FSA Insd)	5.00%	01/01/26	$2,749,406

				31,451,973

	Georgia (2.4%)
5,000	City of Atlanta, Airport Passenger Facilities Sub-Lien Ser 2004 C (FSA Insd) (b)	5.00	01/01/33	5,079,425
2,000	City of Augusta, Water & Sewer Ser 2004 (FSA Insd) (d)	5.25	10/01/39	2,065,020

				7,144,445

	Hawaii (1.7%)
5,000	Hawaii State Department of Budget & Finance, Hawaiian Electric Co., Ser 1999 C (AMT) (AMBAC Insd)	6.20	11/01/29	5,048,250

	Idaho (0.9%)
2,500	Idaho Housing & Finance Association, Federal Highway Trust, Ser 2008 A (AGC Insd)	5.25	07/15/24	2,725,625

	Illinois (9.9%)
480	Chicago Transit Authority, Federal Transit Administration Section 5309 Ser 2008 (AGC Insd)	5.25	06/01/25	514,781
1,210	Chicago Transit Authority, Federal Transit Administration Section 5309 Ser 2008 (AGC Insd)	5.25	06/01/26	1,293,551
7,460	City of Chicago, Project & Refg Ser 2007 A (FGIC & FSA Insd) (CR) (b)	5.00	01/01/37	7,594,609
5,000	City of Chicago, Ser A 2005 (NATL-RE Insd)	5.25	01/01/25	5,205,200
1,175	De Kalb County Community Unit School District No 428 (FSA Insd)	5.00	01/01/27	1,238,544
1,595	Illinois Finance Authority, Northwestern Memorial Hospital Ser 2009 B	5.375	08/15/24	1,683,730
2,000	Illinois Finance Authority, Swedish American Hospital Ser A (AMBAC Insd)	5.00	11/15/31	1,830,180
6,575	Kendall Kane & Will Counties Community Unit School District No. 308 (FSA Insd) (a)	0.00	02/01/27	2,624,740
3,000	Metropolitan Pier & Exposition Authority, McCormick Place Refg Ser 2002 B (NATL-RE Insd)	0.00 (e)	06/15/18	2,931,120
5,000	Metropolitan Pier & Exposition Authority, McCormick Place Ser 2002 A (NATL-RE Insd)	5.25	06/15/42	5,042,300

				29,958,755

	Iowa (1.4%)
2,225	State of Iowa, IJOBS Program Ser 2009 A (b)	5.00	06/01/25	2,405,435
1,665	State of Iowa, IJOBS Program Ser 2009 A (b)	5.00	06/01/26	1,794,984

				4,200,419

	Kansas (0.7%)
755	Kansas Development Finance Authority Hospital Revenue, Adventist Health System Sunbelt Obligated Group Ser 2009 C	5.50	11/15/29	777,884

See Notes to Financial Statements

Morgan Stanley Insured Municipal Income Trust
Portfolio of Investments - October 31, 2009 continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
$1,295	Wyandotte County-Kansas City Unified Government, Utility System Improvement, Ser 2009 A (BHAC Insd)	5.25%	09/01/34	$1,360,229

				2,138,113

	Kentucky (0.7%)
2,000	Kentucky State Property & Buildings Commission, Refg. Project No. 93 Ser 2009 (AGC Insd)	5.25	02/01/28	2,156,320

	Louisiana (1.4%)
4,000	Lafayette Consolidated Government, Utilities Ser 2004 (NATL-RE Insd)	5.25	11/01/25	4,174,920

	Massachusetts (4.8%)
2,400	Massachusetts Health & Educational Facilities Authority, Boston College Ser M-2	5.50	06/01/30	2,801,544
7,925	Massachusetts Health & Educational Facilities Authority, Harvard University Ser A (b)	5.50	11/15/36	8,847,469
2,565	Massachusetts Health & Educational Facilities Authority, Massachusetts Institute of Technology Ser O (b)	5.50	07/01/36	2,853,186

				14,502,199

	Michigan (1.9%)
2,390	City of Detroit, Sewage Refg Ser 2003 A (FSA Insd)	5.00	07/01/28	2,389,833
1,125	Ferris State University, Refg Ser 2008 (FSA Insd)	4.50	10/01/23	1,140,401
425	Ferris State University, Refg Ser 2008 (FSA Insd)	4.50	10/01/24	428,251
760	Wayne State University, Refg Ser 2008 (FSA Insd)	5.00	11/15/25	801,298
960	Wayne State University, Refg Ser 2008 (FSA Insd)	5.00	11/15/29	993,149

				5,752,932

	Missouri (0.8%)
2,500	Missouri Joint Municipal Electric Utility Commission, Plum Point (NATL-RE Insd)	5.00	01/01/26	2,395,475

	Nebraska (1.2%)
3,760	Nebraska Public Power District, 2003 Ser A (AMBAC Insd)	5.00	01/01/35	3,797,374

	Nevada (3.2%)
975	Director of the State of Nevada Department of Business & Industry, Las Vegas Monorail 1st Tier Ser 2000 (AMBAC Insd)	5.375	01/01/40	199,885
5,080	Las Vegas Valley Water District, Ser 2003 A (NATL-RE & FGIC Insd)	5.25	06/01/19	5,304,942
4,000	State of Nevada, Capital Improvement & Cultural Affairs Ser 2008 C (FSA Insd) (b)	5.00	06/01/26	4,191,393

				9,696,220

	New Hampshire (0.4%)
1,300	New Hampshire Health & Education Facilities Authority, University System of New Hampshire Ser 2001 (AMBAC Insd)	5.125	07/01/33	1,308,112

See Notes to Financial Statements

Morgan Stanley Insured Municipal Income Trust
Portfolio of Investments - October 31, 2009 continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
	New Jersey (3.2%)
$1,465	New Jersey Economic Development Authority, School Facilities Construction Ser N-1 (AMBAC Insd)	5.50%	09/01/24	$1,649,385
4,000	New Jersey Transportation Trust Fund Authority, Ser 2005 C (NATL-RE Insd)	5.25	06/15/20	4,259,400
7,155	New Jersey Transportation Trust Fund Authority, Ser 2006 C (AGC Insd) (a)	0.00	12/15/26	2,981,345
1,000	University of Medicine & Dentistry of New Jersey, Ser 2004 (COPs) (NATL-RE Insd)	5.00	06/15/29	957,730

				9,847,860

	New York (7.2%)
1,655	Hudson Yards Infrastructure Corp., Ser 2006 A (NATL-RE Insd)	4.50	02/15/47	1,395,579
3,000	Long Island Power Authority, Ser 2003 C (FSA Insd)	5.00	09/01/28	3,073,350
2,000	New York City Industrial Development Agency, Queens Baseball Stadium Ser 2006 (AMBAC Insd)	5.00	01/01/31	1,875,680
2,200	New York City Industrial Development Agency, Yankee Stadium Ser 2006 (FGIC Insd)	5.00	03/01/46	1,986,402
1,735	New York City Transitional Finance Authority, Ser 2002 C (AMBAC Insd)	5.25	08/01/21	1,879,404
1,150	New York State Dormitory Authority, New York University (AMBAC Insd)	5.50	05/15/29	1,240,643
10,000	Triborough Bridge & Tunnel Authority, Refg 2002 E (NATL-RE Insd) (b)	5.25	11/15/22	10,382,558

				21,833,616

	Ohio (0.7%)
2,545	City of Cleveland, Public Power System Ser 2008 B-1 (NATL-RE Insd) (a)	0.00	11/15/26	1,112,750
1,720	City of Cleveland, Public Power System Ser 2008 B-1 (NATL-RE Insd) (a)	0.00	11/15/28	669,889
425	Ohio State Water Development Authority, Ser 2009 A	5.875	06/01/33	447,406

				2,230,045

	Pennsylvania (5.6%)
5,000	Allegheny County Hospital Development Authority, Pittsburgh Mercy Health Ser 1996 (ETM) AMBAC Insd)	5.625	08/15/18	5,260,050
875	City of Philadelphia, Ser 2009 B (AGC Insd)	7.125	07/15/38	1,011,413
5,000	City of Philadelphia, Water & Wastewater Ser 1998 (AMBAC Insd)	5.25	12/15/14	5,582,950
2,000	Delaware County Industrial Development Authority, Ser 2005 A (AMT) (NATL-RE & FGIC Insd)	5.00	11/01/37	1,885,160
1,450	Pennsylvania Turnpike Commission, Ser 2008 A1 (AGC Insd)	5.00	06/01/25	1,500,068
1,500	Philadelphia School District, Ser 2008 E (BHAC Insd)	5.125	09/01/23	1,624,485

				16,864,126

	Puerto Rico (0.5%)
1,420	Puerto Rico Sales Tax Financing Corp., Ser 2009 A	5.00	08/01/39	1,475,806

See Notes to Financial Statements

Morgan Stanley Insured Municipal Income Trust
Portfolio of Investments - October 31, 2009 continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
	Rhode Island (3.5%)
$10,000	Rhode Island Depositors Economic Protection Corp., Refg. Ser 1993 B (ETM) (NATL-RE Insd)	6.00%	08/01/17	$10,583,800

	South Carolina (5.2%)
1,500	Medical University Hospital Authority, FHA Insured Mtge Ser 2004 A (NATL-RE & FHA Insd)	5.25	02/15/25	1,536,210
10,000	South Carolina State Public Service Authority, Santee Cooper Ser 2003 A (AMBAC Insd) (b)	5.00	01/01/27	10,289,744
4,000	South Carolina State Public Service Authority, Santee Cooper Ser 2006 A (NATL-RE Insd)	5.00	01/01/36	4,050,560

				15,876,514

	Texas (19.8%)
3,020	Amarillo Health Facilities Corp., Baptist St. Anthony’s Hospital Ser 1998 (FSA Insd)	5.50	01/01/16	3,226,176
5,075	Amarillo Health Facilities Corp., Baptist St. Anthony’s Hospital Ser 1998 (FSA Insd)	5.50	01/01/17	5,408,326
5,435	City of Houston, Combined Utility First Lien Refg 2004 Ser A (NATL-RE & FGIC Insd)	5.25	05/15/23	5,732,729
3,975	City of Houston, Ser 2001 B (CR) (FSA & AMBAC Insd) (a)	0.00	09/01/26	1,594,452
4,000	City of Houston, Ser 2001 B (FSA Insd)	5.50	03/01/17	4,242,400
3,000	City of San Antonio, Water & Refg Ser 2002 A (FSA Insd)	5.00	05/15/32	3,033,420
9,000	Dallas-Fort Worth International Airport Facilities Improvement Corp, Ser 2003 A (AMT) (FSA Insd) (b)	5.375	11/01/22	9,176,670
1,000	Friendswood Independent School District, Schoolhouse Ser 2008 (PSF-GTD)	5.00	02/15/27	1,071,010
2,160	Harris County Health Facilities Development Corp., TECO Project Ser 2008 (AGC Insd)	5.25	11/15/24	2,290,745
1,175	Houston Community College System, Senior Lien Student Fee Ser 2008 (FSA Insd)	5.00	04/15/25	1,247,932
330	Houston Community College System, Senior Lien Student Fee Ser 2008 (FSA Insd)	5.00	04/15/26	349,589
8,575	Lower Colorado River Authority, Refg Ser 1999 A (NATL-RE Insd)	5.00	05/15/31	8,599,610
5,000	Lower Colorado River Authority, Refg Ser 2001 A (FSA Insd)	5.00	05/15/26	5,058,250
8,200	North Texas Tollway Authority, Refg Ser 2008 D (AGC Insd) (a)	0.00	01/01/28	2,922,234
1,775	North Texas Tollway Authority, Refg Ser 2008 D (AGC Insd) (a)	0.00	01/01/31	511,981
4,000	Texas State Turnpike Authority, Ser 2002 A (AMBAC Insd)	5.50	08/15/39	3,961,440
1,510	Victoria Independent School District, Ser 2008 (PSF-GTD)	5.00	02/15/24	1,642,578

				60,069,542

	Utah (1.8%)
5,000	Intermountain Power Agency, Ser 2003 A (FSA Insd)	5.00	07/01/21	5,376,000

See Notes to Financial Statements

Morgan Stanley Insured Municipal Income Trust
Portfolio of Investments - October 31, 2009 continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
	Virginia (1.0%)
$3,000	Richmond Metropolitan Authority, Refg Ser 2002 (NATL-RE & FGIC Insd)	5.25%	07/15/22	$3,178,440

	Washington (12.0%)
2,870	City of Seattle, Water Refg 2003 (NATL-RE Insd)	5.00	09/01/23	3,025,669
3,000	County of King, Sewer Refg 2001 (NATL-RE & FGIC Insd)	5.00	01/01/31	3,036,060
6,000	Cowlitz County Public Utility District No 1, Production Ser 2006 (NATL-RE Insd)	5.00	09/01/31	6,006,480
4,455	Port of Seattle, Passenger Facility Ser 1998 A (NATL-RE Insd)	5.00	12/01/23	4,464,578
5,000	Port of Seattle, Ser 2000 B (AMT) (NATL-RE Insd)	5.625	02/01/24	5,015,400
2,500	Spokane County School District No 81, Ser 2005 (NATL-RE Insd)	5.125	12/01/23	2,657,725
4,300	State of Washington, Motor Vehicle Fuel Tax, Ser 2004 F (AMBAC Insd) (a)	0.00	12/01/29	1,651,931
3,895	State of Washington, Various Purpose Ser 2010 A (b)	5.00	08/01/29	4,141,453
4,095	State of Washington, Various Purposes Ser 2010 A (b)	5.00	08/01/30	4,354,107
2,000	Washington Health Care Facilities Authority, Kadlec Medical Center Ser 2006 A (AGC Insd)	5.00	12/01/30	1,969,180

				36,322,583

	West Virginia (1.0%)
2,900	West Virginia Water Development Authority, Loan Program II Refg Ser 2003 B (AMBAC Insd)	5.25	11/01/23	3,032,124

	Wisconsin (0.8%)
2,335	State of Wisconsin, Ser 2009 A	5.625	05/01/28	2,566,608

	Total Tax-Exempt Municipal Bonds (Cost $446,817,683)			452,137,830

NUMBER OF
SHARES (000)

	Short-Term Investment (0.1%)
	Investment Company
270	Morgan Stanley Institutional Liquidity Funds – Tax-Exempt Portfolio – Institutional Class (See Note 5)(Cost $269,826)			269,826

	Total Investments (Cost $447,087,509) (f) (g)
	149.2%		452,407,656
	Other Assets in Excess of Liabilities
	2.3		6,706,305
	Floating Rate Note and Dealer Trusts Obligations Related to Securities Held
	Notes with interest rates ranging from 0.19% to 0.56% at October 31, 2009 and contractual maturities of collateral ranging from 11/01/22 to 10/01/37 (See Note 1D) (h)	(24.4)		(73,900,000)
	Preferred Shares of Beneficial Interest
	(27.1)		(82,056,695)

	Net Assets Applicable to Common Shareholders
	100.0%		$303,157,266

See Notes to Financial Statements

Morgan Stanley Insured Municipal Income Trust
Portfolio of Investments - October 31, 2009 continued

Note: The categories of investments are shown as a percentage of net assets applicable to common shareholders.

AMT	Alternative Minimum Tax.
COPs	Certificates of Participation.
CR	Custodial Receipts.
ETM	Escrowed to Maturity.
PSF	Texas Permanent School Fund Guarantee Program.
(a)	Capital appreciation bond.
(b)	Underlying security related to inverse floater entered into by the Trust (See Note 1D).
(c)	Prefunded to call date shown.
(d)	A portion of this security has been physically segregated in connection with open futures contracts.
(e)	Currently a zero coupon security; will convert to 5.30% on June 15, 2012.
(f)	Securities have been designated as collateral in connection with open futures contracts and inverse floating rate municipal obligations.
(g)	The aggregate cost for federal income tax purposes is $447,046,474. The aggregate gross unrealized appreciation is $13,434,716 and the aggregate gross unrealized depreciation is $8,073,534 resulting in net unrealized appreciation of $5,361,182.
(h)	Floating rate note obligations related to securities held. The interest rates shown reflect the rates in effect at October 31, 2009.

Bond Insurance:
AGC	Assured Guaranty Corporation.
AMBAC	AMBAC Assurance Corporation.
BHAC	Berkshire Hathaway Assurance Corporation.
FGIC	Financial Guaranty Assurance Inc.
FHA	Federal Housing Administration.
FSA	Financial Security Assurance Inc.
NATL-RE	National Public Finance Guarantee Program.
XLCA	XL Capital Assurance Inc.

See Notes to Financial Statements

Morgan Stanley Insured Municipal Income Trust
Portfolio of Investments - October 31, 2009 continued

Futures Contracts Open at October 31, 2009:

				UNREALIZED
NUMBER OF		DESCRIPTION, DELIVERY	UNDERLYING FACE	APPRECIATION
CONTRACTS	LONG/ SHORT	MONTH AND YEAR	AMOUNT AT VALUE	(DEPRECIATION)
552	Long	U.S. Treasury Notes 10 Year, December 2009	$65,472,378	$492,542
43	Short	U.S. Treasury Notes 5 Year, December 2009	(5,007,485)	(32,764)
80	Short	U.S. Treasury Notes 2 Year, December 2009	(17,408,750)	(79,007)
167	Short	U.S. Treasury Bonds 30 Year, December 2009	(20,066,094)	431,177

		Net Unrealized Appreciation		$811,948

See Notes to Financial Statements

Morgan Stanley Insured Municipal Income Trust
Financial Statements

Statement of Assets and Liabilities
October 31, 2009

Assets:
Investments in securities, at value (cost $446,817,683)	$452,137,830
Investment in affiliate, at value (cost $269,826)	269,826
Receivable for:
Interest	6,754,943
Variation margin	192,642
Dividends from affiliate	408
Prepaid expenses and other assets	57,414

Total Assets	459,413,063

Liabilities:
Floating rate note and dealer trusts obligations	73,900,000
Payable for:
Investment advisory fee	124,500
Administration fee	37,088
Transfer agent fee	198
Accrued expenses and other payables	137,316

Total Liabilities	74,199,102

Preferred shares of beneficial interest, (at liquidation value) (1,000,000 shares authorized of non-participating $.01 par value, 1,641 shares outstanding)	82,056,695

Net Assets Applicable to Common Shareholders	$303,157,266

Composition of Net Assets Applicable to Common Shareholders:
Common shares of beneficial interest (unlimited shares authorized of $.01 par value, 20,694,675 shares outstanding)	$300,368,179
Net unrealized appreciation	6,132,095
Accumulated undistributed net investment income	3,663,314
Accumulated net realized loss	(7,006,322)

Net Assets Applicable to Common Shareholders	$303,157,266

Net Asset Value Per Common Share ($303,157,266 divided by 20,694,675 common shares outstanding)	$14.65

See Notes to Financial Statements

Morgan Stanley Insured Municipal Income Trust
Financial Statements continued

Statement of Operations
For the year ended October 31, 2009

Net Investment Income:
Income
Interest	$22,307,961
Dividends from affiliate	30,730

Total Income	22,338,691

Expenses
Investment advisory fee	1,185,054
Interest and residual trust expenses	784,501
Administration fee	351,127
Auction commission fees	209,950
Professional fees	95,356
Shareholder reports and notices	83,457
Auction agent fees	45,443
Listing fees	18,917
Trustees’ fees and expenses	13,894
Custodian fees	11,659
Transfer agent fees and expenses	10,765
Other	88,479

Total Expenses	2,898,602
Less: rebate from Morgan Stanley affiliated cash sweep (Note 5)	(8,191)

Net Expenses	2,890,411

Net Investment Income	19,448,280

Realized and Unrealized Gain (Loss):
Realized Loss on:
Investments	(2,849,002)
Futures contracts	(4,304,183)

Net Realized Loss	(7,153,185)

Change in Unrealized Appreciation/Depreciation:
Investments	45,273,409
Futures contracts	672,506

Net Change in Unrealized Appreciation/Depreciation	45,945,915

Net Gain	38,792,730

Dividends to preferred shareholders from net investment income	(1,046,243)

Net Increase	$57,194,767

See Notes to Financial Statements

Morgan Stanley Insured Municipal Income Trust
Financial Statements continued

Statements of Changes in Net Assets

	FOR THE YEAR	FOR THE YEAR
	ENDED	ENDED
	OCTOBER 31, 2009	OCTOBER 31, 2008

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$19,448,280	$19,678,955
Net realized gain (loss)	(7,153,185)	2,469,043
Net change in unrealized appreciation/depreciation	45,945,915	(55,555,801)
Dividends to preferred shareholders from net investment income	(1,046,243)	(5,386,964)

Net Increase (Decrease)	57,194,767	(38,794,767)

Dividends and Distributions to Common Shareholders from:
Net investment income	(15,986,637)	(14,151,195)
Net realized gain	(2,195,994)	(370,150)

Total Dividends and Distributions	(18,182,631)	(14,521,345)

Decrease from transactions in common shares of beneficial interest	—	(2,771,713)

Net Increase (Decrease)	39,012,136	(56,087,825)
Net Assets Applicable to Common Shareholders:
Beginning of period	264,145,130	320,232,955

End of Period (Including accumulated undistributed net investment income of $3,663,314 and $1,246,867, respectively)	$303,157,266	$264,145,130

See Notes to Financial Statements

Morgan Stanley Insured Municipal Income Trust
Financial Statements continued

Statement of Cash Flows
For the year ended October 31, 2009

Increase (Decrease) in cash:
Cash Flows Provided by Operating Activities:
Net increase in net assets from operations (including preferred shares dividends)	$57,194,767

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Net realized loss on investments	2,849,002
Net change in unrealized appreciation/depreciation on investments	(45,273,409)
Amortization of premium	871,477
Accretion of discount	(1,219,100)
Cost of purchases of investments	(73,060,247)
Proceeds from sales of investments	77,517,893
Net sale of short-term investments	6,612,759
Decrease in interest receivables and other assets	312,775
Decrease in accrued expenses and other payables	(4,322)

Total Adjustments	(31,393,172)

Net Cash Provided by Operating Activities	25,801,595

Cash Flows Used for Financing Activities:
Dividends and distributions paid to common shareholders	(18,182,631)
Proceeds from floating rate note and dealer trusts obligations	21,605,000
Repayment of floating rate note and dealer trusts obligations	(2,350,000)
Retired preferred shares	(26,862,294)
Payable to bank	(11,670)

Net Cash Used for Financing Activities	(25,801,595)

Net Increase in cash	—
Cash at Beginning of Period	—

Cash at End of Period	$—

Supplemental Disclosure of Cash Flow Information:
Cash paid during the year for interest	$784,501

See Notes to Financial Statements

Morgan Stanley Insured Municipal Income Trust
Notes to Financial Statements - October 31, 2009

1. Organization and Accounting Policies
Morgan Stanley Insured Municipal Income Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust’s investment objective is to provide current income which is exempt from federal income tax. The Trust was organized as a Massachusetts business trust on March 12, 1992 and commenced operations on February 26, 1993.

Morgan Stanley announced on October 19, 2009 that it has entered into a definitive agreement to sell substantially all of its retail asset management business to Invesco Ltd. (“Invesco”), a leading global investment management company. As a result, the Investment Adviser expects to propose to the Board of Trustees of the Trust that the Board approve, among other things, a new investment advisory agreement with an affiliate of Invesco. If approved by the Trust’s Board, the new agreement would be submitted to the Trust’s shareholders for their approval.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service uses both a computerized grid matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the mean between the last reported bid and ask price. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. The Trustees believe that timely and reliable market quotations are generally not readily available for purposes of valuing tax-exempt securities and that the valuations supplied by the pricing service are more likely to represent the fair value of such securities; (2) futures are valued at the latest sale price on the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees; (3) interest rate swaps are marked-to-market daily based upon quotations from market makers; (4) investments in open-end mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates market value.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the

Morgan Stanley Insured Municipal Income Trust
Notes to Financial Statements - October 31, 2009 continued

identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Futures — A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Trust is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Trust as unrealized gains and losses. Upon closing of the contract, the Trust realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

D. Floating Rate Note and Dealer Trusts Obligations Related to Securities Held — The Trust enters into transactions in which it transfers to Dealer Trusts (“Dealer Trusts”), fixed rate bonds in exchange for cash and residual interests in the Dealer Trusts’ assets and cash flows, which are in the form of inverse floating rate investments. The Dealer Trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Trust to retain residual interest in the bonds. The Trust enters into shortfall agreements with the Dealer Trusts which commit the Trust to pay the Dealer Trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the Dealer Trusts and the liquidation value of the floating rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the Trust (inverse floating rate investments) include the right of the Trust (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the Dealer Trusts to the Trust, thereby collapsing the Dealer Trusts. The Trust accounts for the transfer of bonds to the Dealer Trusts as secured borrowings, with the securities transferred remaining in the Trust’s investment assets, and the related floating rate notes reflected as Trust liabilities under the caption “floating rate note and dealer trusts obligations” on the Statement of Assets and Liabilities. The Trust records the interest income from the fixed rate bonds under the caption “interest” and records the expenses related to floating rate note and dealer trusts obligations and any administrative expenses of the Dealer Trusts under the caption “interest and residual trust expenses” on the Statement of Operations. The floating rate notes issued by the Dealer Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the Dealer Trusts for redemption at par at each reset date. At October 31, 2009, the Trust’s investments with a value of $124,294,263 are held by the Dealer Trusts and serve as collateral for the $73,900,000 in the floating rate note and dealer trusts obligations outstanding at that date. The range of contractual maturities of the floating rate note and dealer trusts obligations and interest rates in effect at October 31, 2009 are presented in the Portfolio of Investments.

Morgan Stanley Insured Municipal Income Trust
Notes to Financial Statements - October 31, 2009 continued

E. Interest Rate Swaps — Interest rate swaps are contractual agreements to exchange periodic interest payment streams calculated on a predetermined notional principal amount. Interest rate swaps generally involve one party paying a fixed interest rate and the other party paying a variable rate. The Trust will usually enter into swaps on a net basis, i.e, the two payment streams are netted out in a cash settlement on the payment date or date specified in the instrument, with the Trust receiving or paying, as the case may be, only the net amount of the two payments. The Trust accrues the net amount with respect to each interest rate swap on a daily basis. This net amount is recorded within realized gains/losses on swap contracts on the Statement of Operations.

Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. If there is a default by the counterparty to a swap agreement, the Trust will have contractual remedies pursuant to the agreements related to the transaction. Counterparties are required to pledge collateral daily (based on the valuation of each swap) on behalf of the Trust with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Trust has an unrealized loss on a swap contract, the Trust has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. For cash collateral received, the Trust pays a monthly fee to the counterparty based on the effective rate for Federal Funds.

F. Federal Income Tax Policy — It is the Trust’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and non-taxable income to its shareholders. Therefore, no federal income tax provision is required. The Trust files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Trust recognizes the tax effects of a tax position taken or expected to be taken in a tax return only if it is more likely than not to be sustained based solely on its technical merits as of the reporting date. The more-likely-than-not threshold must continue to be met in each reporting period to support continued recognition of the benefit. The difference between the tax benefit recognized in the financial statements for a tax position taken and the tax benefit claimed in the income tax return is referred to as an unrecognized tax benefit. There are no unrecognized tax benefits in the accompanying financial statements. If applicable, the Trust recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Each of the tax years in the four year period ended October 31, 2009, remains subject to examination by taxing authorities.

The Trust purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the Internal Revenue Service (“IRS”) will agree with this opinion. In the

Morgan Stanley Insured Municipal Income Trust
Notes to Financial Statements - October 31, 2009 continued

event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable.

G. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

H. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

I. Subsequent Events — The Trust considers events or transactions that occur after the date of the Statement of Assets and Liabilities but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosure. Subsequent events have been evaluated through December 24, 2009, the date of issuance of these financial statements.
2. Fair Valuation Measurements
Fair value is defined as the price that the Trust would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. GAAP utilizes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Trust’s investments. The inputs are summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

Morgan Stanley Insured Municipal Income Trust
Notes to Financial Statements - October 31, 2009 continued

The following is the summary of the inputs used as of October 31, 2009 in valuing the Trust’s investments carried at fair value:

		FAIR VALUE MEASUREMENTS AT OCTOBER 31, 2009 USING
		UNADJUSTED
		QUOTED PRICES IN	SIGNIFICANT	SIGNIFICANT
		ACTIVE MARKET FOR	OTHER OBSERVABLE	UNOBSERVABLE
		IDENTICAL INVESTMENTS	INPUTS	INPUTS
INVESTMENT TYPE	TOTAL	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)
Assets:
Tax-Exempt Municipal Bonds	$452,137,830	—	$452,137,830	—
Short-Term Investment — Investment Company	269,826	$269,826	—	—
Futures	923,719	923,719	—	—

Total	$453,331,375	$1,193,545	$452,137,830	—

Liabilities:
Futures	$(111,771)	$(111,771)	—	—

3. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.

The Trust may use derivative instruments for a variety of reasons, such as to attempt to protect the Trust against possible changes in the market value of its portfolio or to generate potential gain. All of the Trust’s portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

Summarized below are specific types of derivative financial instruments used by the Trust.

Futures  To hedge against adverse interest rate changes, the Trust may invest in financial futures contracts or municipal bond index futures contracts (“futures contracts”). These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Trust bears the risk of an unfavorable change in the value of the underlying securities. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Morgan Stanley Insured Municipal Income Trust
Notes to Financial Statements - October 31, 2009 continued

Transactions in futures contracts for the year ended October 31, 2009, were as follows:

NUMBER OF
CONTRACTS

Futures, outstanding at beginning of the period	2,899
Futures opened	9,331
Futures closed	(11,388)

Futures, outstanding at end of the period	842

Interest Rate Swaps  The Trust may enter into interest rate swaps and may purchase or sell interest rate caps, floors and collars. The Trust expects to enter into these transactions primarily to manage interest rate risk, hedge portfolio positions and preserve a return or spread on a particular investment or portion of its portfolio. The Trust may also enter into these transactions to protect against any increase in the price of securities the Trust anticipates purchasing at a later date. Interest rate swap transactions are subject to market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk. Such risks may exceed the related amounts shown in the Statement of Assets and Liabilities.

There were no transactions in interest rate swaps for the year ended October 31, 2009.

The following table sets forth the fair value of the Trust’s derivative contracts by primary risk exposure as of October 31, 2009.

	ASSET DERIVATIVES		LIABILITY DERIVATIVES
PRIMARY RISK EXPOSURE	BALANCE SHEET LOCATION	FAIR VALUE	BALANCE SHEET LOCATION	FAIR VALUE

Interest Rate Risk	Variation margin	$923,719†	Variation margin	$(111,771	)†

†	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Trust’s realized gains (losses) and change in unrealized gains (losses) by type of derivative contract for the year ended October 31, 2009.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS
PRIMARY RISK EXPOSURE	FUTURES

Interest Rate Risk	$(4,304,183)

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVE CONTRACTS
PRIMARY RISK EXPOSURE	FUTURES

Interest Rate Risk	$672,506

Morgan Stanley Insured Municipal Income Trust
Notes to Financial Statements - October 31, 2009 continued

4. Investment Advisory/Administration Agreements
Pursuant to an Investment Advisory Agreement with Morgan Stanley Investment Advisors Inc. (the “Investment Adviser”), the Trust pays an advisory fee, calculated weekly and payable monthly, by applying the annual rate of 0.27% to the Trust’s average weekly net assets including a portion of current preferred shares and floating rate note and dealer trusts obligations that the Trust entered into to retire outstanding preferred shares of the Trust.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the “Administrator”), an affiliate of the Investment Adviser, the Trust pays an administration fee, calculated weekly and payable monthly, by applying the annual rate of 0.08% to the Trust’s average weekly net assets including a portion of current preferred shares and floating rate note and dealer trusts obligations that the Trust entered into to retire outstanding preferred shares of the Trust.

Under an agreement between the Administrator and State Street Bank and Trust Company (“State Street”), State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Trust.
5. Security Transactions and Transactions with Affiliates
The Trust invests in Morgan Stanley Institutional Liquidity Funds – Tax-Exempt Portfolio – Institutional Class, an open-end management investment company managed by an affiliate of the Investment Adviser. Investment advisory fees paid by the Trust are reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds – Tax-Exempt Portfolio – Institutional Class with respect to assets invested by the Trust in Morgan Stanley Institutional Liquidity Funds – Tax-Exempt Portfolio – Institutional Class. For the year ended October 31, 2009, advisory fees paid were reduced by $8,191 relating to the Trust’s investment in Morgan Stanley Institutional Liquidity Funds – Tax-Exempt Portfolio – Institutional Class. Income distributions earned by the Trust are recorded as “dividends from affiliate” in the Statement of Operations and totaled $30,730 for year ended October 31, 2009. During the year ended October 31, 2009, the cost of purchases and sales of investments in Morgan Stanley Institutional Liquidity Funds – Tax-Exempt Portfolio – Institutional Class aggregated $101,842,997 and $108,455,756, respectively.

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 2009 aggregated $71,311,091 and $77,517,893, respectively.

The Trust has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to

Morgan Stanley Insured Municipal Income Trust
Notes to Financial Statements - October 31, 2009 continued

increases to compensation after July 31, 2003. Aggregate pension costs for the year ended October 31, 2009, included in “trustees’ fees and expenses” in the Statement of Operations amounted to $4,617. At October 31, 2009, the Trust had an accrued pension liability of $51,967, which is included in “accrued expenses and other payables” in the Statement of Assets and Liabilities.

The Trust has an unfunded Deferred Compensation Plan (the “Compensation Plan”) which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Trust.
6. Preferred Shares of Beneficial Interest
The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Series 1 through 5 Auction Rate Preferred Shares (“preferred shares”) which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Dividends, which are cumulative, are reset through auction procedures.

		AMOUNT IN		RESET	RANGE OF
SERIES	SHARES+	THOUSANDS+	RATE+	DATE	DIVIDEND RATES++
1	212	$10,600	0.426%	11/02/2009	0.350% – 1.721%
2	476	23,800	0.426	11/02/2009	0.350 – 1.721
3	529	26,450	0.426	11/02/2009	0.350 – 1.721
4	212	10,600	0.426	11/02/2009	0.350 – 1.721
5	212	10,600	0.426	11/02/2009	0.350 – 1.721

+	As of October 31, 2009.
++	For the year ended October 31, 2009.

Subsequent to October 31, 2009 and up through December 4, 2009, the Trust paid dividends to each of the Series 1 through 5 at rates ranging from 0.350% to 0.457% in the aggregate amount of $25,632.

Morgan Stanley Insured Municipal Income Trust
Notes to Financial Statements - October 31, 2009 continued

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

The Trust entered into additional floating rate note and dealer trusts obligations as an alternative form of leverage in order to redeem and retire a portion of its preferred shares. Transactions in preferred shares were as follows:

	SHARES	VALUE

Outstanding at October 31,2007	3,100	$155,000,000
Shares retired	(923)	(46,150,000)

Outstanding at October 31, 2008	2,177	108,850,000
Shares retired	(536)	(26,800,000)

Outstanding at October 31, 2009	1,641	$82,050,000

7. Common Shares of Beneficial Interest
Transactions in common shares of beneficial interest were as follows:

			CAPITAL
			PAID IN
		PAR VALUE	EXCESS OF
	SHARES	OF SHARES	PAR VALUE

Balance, October 31, 2007	20,896,159	$208,961	$302,930,931
Shares repurchased (weighted average discount 10.41%)+++	(201,484)	(2,014)	(2,769,699)

Balance, October 31, 2008	20,694,675	206,947	300,161,232
Shares repurchased	—	—	—

Balance, October 31, 2009	20,694,675	$206,947	$300,161,232

The Trustees have approved a share repurchase program whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

+++	The Trustees have voted to retire the shares purchased.

Morgan Stanley Insured Municipal Income Trust
Notes to Financial Statements - October 31, 2009 continued

8. Dividends to Common Shareholders
The Trust declared the following dividends from net investment income subsequent to October 31, 2009:

DECLARATION	AMOUNT	RECORD	PAYABLE
DATE	PER SHARE	DATE	DATE

November 10, 2009	$0.0725	November 20, 2009	November 27, 2009
December 08, 2009	$0.0725	December 18, 2009	December 24, 2009
9. Expense Offset
The expense offset represents a reduction of the fees and expenses for interest earned on cash balances maintained by the Trust with the transfer agent and custodian. For the year ended October 31, 2009, the Trust did not have an expense offset.
10. Purposes of and Risks Relating to Certain Financial Instruments
The Trust may invest a portion of its assets in inverse floating rate municipal securities, which are variable debt instruments that pay interest at rates that move in the opposite direction of prevailing interest rates. These investments are typically used by the Trust in seeking to enhance the yield of the portfolio or used as an alternative form of leverage in order to redeem a portion of the Trust’s preferred shares. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Inverse floating rate investments have varying degrees of liquidity. Inverse floating rate securities in which the Trust may invest include derivative instruments such as residual interest bonds (“RIBs”) or tender option bonds (“TOBs”). Such instruments are typically created by a special purpose trust that holds long-term fixed rate bonds (which may be tendered by the Trust in certain instances) and sells two classes of beneficial interests: short-term floating rate interests, which are sold to third party investors, and inverse floating residual interests, which are purchased by the Trust. The short-term floating rate interests have first priority on the cash flow from the bonds held by the special purpose trust and the Trust is paid the residual cash flow from the bonds held by the special purpose trust.

The Trust generally invests in inverse floating rate investments that include embedded leverage, thus exposing the Trust to greater risks and increased costs. The market value of a “leveraged” inverse floating rate investment generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an unleveraged investment. The extent of increases and decreases in the value of inverse floating rate investments generally will be larger than changes in an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity, which may cause the Trust’s net asset value to be more volatile than if it had not invested in inverse floating rate investments.

In certain instances, the short-term floating rate interests created by the special purpose trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such interests for repayment

Morgan Stanley Insured Municipal Income Trust
Notes to Financial Statements - October 31, 2009 continued

of principal, may not be able to be remarketed to third parties. In such cases, the special purpose trust holding the long-term fixed rate bonds may be collapsed. In the case of RIBs or TOBs created by the contribution of long-term fixed income bonds by the Trust, the Trust will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Trust could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.

The Trust may also invest in private placement securities. TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended, or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Trust or less than what may be considered the fair value of such securities.
11. Federal Income Tax Status
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

The tax character of distributions paid was as follows:

	FOR THE YEAR	FOR THE YEAR
	ENDED	ENDED
	OCTOBER 31, 2009	OCTOBER 31, 2008

Tax-exempt income	$17,095,135	$19,469,025
Ordinary income	53	145
Long-term capital gains	2,195,980	370,150

Total distributions	$19,291,168	$19,839,320

Morgan Stanley Insured Municipal Income Trust
Notes to Financial Statements - October 31, 2009 continued

As of October 31, 2009, the tax-basis components of accumulated earnings were as follows:

Undistributed tax-exempt income	$3,665,749
Undistributed long-term gains	—

Net accumulated earnings	3,665,749
Capital loss carryforward	(6,177,596)
Temporary differences	(60,248)
Net unrealized appreciation	5,361,182

Total accumulated earnings	$2,789,087

As of October 31, 2009, the Trust had a net capital loss carryforward of $6,177,596, to offset future capital gains to the extent provided by regulations, which will expire on October 31, 2017.

As of October 31, 2009, the Trust had temporary book/tax differences primarily attributable to book amortization of discounts on debt securities, mark-to-market of open futures contracts, dividend payable and tax adjustments on inverse floaters.

Permanent differences, primarily due to nondeductible expenses, resulted in the following reclassifications among the Trust’s components of net assets at October 31, 2009:

ACCUMULATED
UNDISTRIBUTED	ACCUMULATED
NET INVESTMENT	NET REALIZED
INCOME	LOSS	PAID-IN-CAPITAL
$1,047	$(1,047)	—

12. Accounting Pronouncement
In June 2009, the Financial Accounting Standards Board issued new guidance related to Transfers and Servicing. The new guidance is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. The new guidance is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2009 and earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the disclosure provisions of this guidance should be applied to transfers that occurred both before and after the effective date. The impact of this new guidance on the Trust’s financial statements, if any, is currently being assessed.

Morgan Stanley Insured Municipal Income Trust
Financial Highlights

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

	FOR THE YEAR ENDED OCTOBER 31,
	2009	2008	2007		2006	2005
Selected Per Share Data:
Net asset value, beginning of period	$12.76	$15.32	$15.81		$15.50	$15.60

Income (loss) from investment operation:
Net investment income(1)	0.94	0.95	0.96		0.94	0.94
Net realized and unrealized gain (loss)	1.88	(2.57)	(0.46)		0.40	(0.19)
Common share equivalent of dividends paid to preferred shareholders(1)	(0.05)	(0.26)	(0.27)		(0.22)	(0.13)

Total income (loss) from investment operations	2.77	(1.88)	0.23		1.12	0.62

Less dividends and distributions from:
Net investment income	(0.77)	(0.68)	(0.69)		(0.80)	(0.81)
Net realized gain	(0.11)	(0.02)	(0.06)		(0.05)	—

Total dividends and distributions	(0.88)	(0.70)	(0.75)		(0.85)	(0.81)

Anti-dilutive effect of acquiring treasury shares(1)	—	0.02	0.03		0.04	0.09

Net asset value, end of period	$14.65	$12.76	$15.32		$15.81	$15.50

Market value, end of period	$13.40	$10.76	$13.81		$14.55	$13.86

Total Return(2)	33.83%	(17.80)%	0.03%		11.30%	4.19%
Ratios to Average Net Assets of Common Shareholders:
Total expenses (before expense offset)	1.02%(3)	1.15%(3)	1.18%(3	)(4)	0.82%(4)	0.80%(4)
Total expenses (before expense offset, exclusive of interest and residual trust expenses)	0.74%(3)	0.75%(3)	0.75%(3	)(4)	0.76%(4)	0.80%(4)
Net investment income before preferred stock dividends	6.86%(3)	6.43%(3)	6.24%(3)		6.08%	6.01%
Preferred stock dividends	0.37%	1.76%	1.75%		1.39%	0.81%
Net investment income available to common shareholders	6.49%(3)	4.67%(3)	4.49%(3)		4.69%	5.20%
Rebate from Morgan Stanley affiliate	0.00%(5)	0.00%(5)	0.00%(5)		—	—
Supplemental Data:
Net assets applicable to common shareholders, end of period, in thousands	$303,157	$264,145	$320,233		$338,858	$342,956
Asset coverage on preferred shares at end of period	469%	343%	307%		319%	321%
Portfolio turnover rate	16%	12%	7%		13%	15%

(1)	The per share amounts were computed using an average number of common shares outstanding during the period.
(2)	Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust’s dividend reinvestment plan. Total return does not reflect brokerage commissions.
(3)	The ratios reflect the rebate of certain Trust expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate.”
(4)	Does not reflect the effect of expense offset of 0.01%.
(5)	Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Insured Municipal Income Trust
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Insured Municipal Income Trust:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Insured Municipal Income Trust (the “Trust”), including the portfolio of investments, as of October 31, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Insured Municipal Income Trust as of October 31, 2009, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
December 24, 2009

Morgan Stanley Insured Municipal Income Trust
Shareholder Voting Results (unaudited)

On October 23, 2009, an annual meeting of the Trust’s shareholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Trustees:

	Number of Shares
	For	Withheld	Abstain
Michael F. Klein	18,305,393	757,551	0
W. Allen Reed	18,271,294	791,650	0
Michael E. Nugent (P)	1,482	0	0

(P)	Election of trustee by preferred shareholders only.

Special Shareholder Meeting Results (unaudited)
On November 14, 2008, a Special Meeting of Shareholders of the Trust was scheduled in order to vote on the proposals set forth below. The voting results with respect to these proposals were as follows:

(1) Approval of a modification to the trust’s investment policies to allow the Trust to invest, under normal market conditions, at least 80% of the Trust’s net assets in municipal obligations which are covered by insurance guaranteeing the timely payment of principal and interest thereon and that are rated at least “A” by a nationally recognized statistical rating organization (“NRSRO”) or are unrated but judged to be of similar credit quality by the Trust’s Investment Adviser, or covered by insurance issued by insurers rated at least “A” by a NRSRO:

	For	Against	Abstain	BNV*
Common Shareholders	9,275,359	941,911	802,503	0
Preferred Shareholders	1,506	58	43	0

(2) Approval of a modification to the Trust’s investment policies to allow the Trust to invest up to 20% of the Trust’s net assets in taxable or tax-exempt fixed income securities rated at least investment grade by a nationally recognized statistical rating organization or, if not rated, determined by the Trust’s Investment Adviser to be of comparable quality, including uninsured municipal obligations, obligations of the U.S. government, its respective agencies or instrumentalities, and other fixed income obligations, and, during periods in which the Investment Adviser believes that changes in economic, financial or political conditions make it advisable to do so, to invest an unlimited extent in such investments for temporary defensive purposes. The Trust may also invest in options, futures, swaps and other derivatives;

For	Against	Abstain	BNV*
9,006,722	1,094,170	920,488	0

Morgan Stanley Insured Municipal Income Trust
Special Shareholder Meeting Results (unaudited) continued

(3) Eliminate certain fundamental policies and restrictions:

	For	Against	Abstain	BNV*
Eliminate fundamental policy restricting the Trust’s ability to pledge assets	8,637,143	1,293,288	1,090,949	0
Eliminate fundamental policy restricting purchases of securities on margin	8,518,394	1,423,412	1,079,574	0
Eliminate fundamental policy prohibiting investments in oil, gas and other types of mineral leases	8,663,332	1,249,367	1,108,681	0
Eliminate fundamental policy prohibiting investments for purposes of exercising control	8,696,691	1,199,468	1,125,221	0
Eliminate fundamental policy regarding investments in unseasoned companies	8,521,285	1,377,356	1,122,739	0
Eliminate fundamental policy prohibiting or restricting the purchase of securities of issuers in which trustees or officers have an interest	8,580,732	1,336,030	1,104,618	0
Eliminate fundamental policy regarding purchase of common stock	8,734,885	1,259,808	1,026,687	0
Eliminate fundamental policy restricting investments in taxable debt securities of any one issuer	8,755,199	1,256,117	1,010,064	0
Eliminate fundamental policy regarding the purchase or sale of puts, calls and combinations thereof	8,570,170	1,372,173	1,079,037	0
Eliminate fundamental policy regarding the short sale of securities	8,491,967	1,484,203	1,045,210	0
Eliminate fundamental policy prohibiting investments in other investment companies	8,642,074	1,309,453	1,069,853	0

(4) Modify certain fundamental investment policies and restrictions;

	For	Against	Abstain	BNV*
Modify fundamental policy regarding diversification	8,804,960	1,168,447	1,047,973	0
Modify fundamental policy regarding borrowing money	8,549,128	1,411,801	1,060,451	0
Modify fundamental policy regarding loans	8,611,831	1,355,872	1,053,677	0
Modify fundamental policy regarding investment in commodities	8,583,228	1,392,533	1,045,619	0
Modify fundamental policy regarding issuance of senior securities	8,683,185	1,275,283	1,062,912	0

*	Broker “non-votes” are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

Morgan Stanley Insured Municipal Income Trust
Revised Investment Policies (unaudited)

Effective October 13, 2009, the Board of Trustees of the Trust approved a change to the Trust’s investment practice to permit the Trust to invest, without limit, in private placement securities in order to enhance portfolio management flexibility in managing the Trust.

Derivatives Policy
The Trust has amended and restated its policy on derivatives to permit it to invest in the derivative investments discussed below.

The Trust may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Trust to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Trust to be more volatile than if the Trust had not been leveraged. Although the Investment Adviser seeks to use derivatives to further the Trust’s investment objective, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Trust may use and their associated risks:

Futures.  A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can

Morgan Stanley Insured Municipal Income Trust
Revised Investment Policies (unaudited) continued

be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Trust’s initial investment in such contracts.

Swaps.  A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Trust’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Trust or if the reference index, security or investments do not perform as expected.

Inverse Floaters.  Inverse floating rate obligations are obligations which pay interest at rates that vary inversely with changes in market rates of interest. Because the interest rate paid to holders of such obligations is generally determined by subtracting a variable or floating rate from a predetermined amount, the interest rate paid to holders of such obligations will decrease as such variable or floating rate increases and increase as such variable or floating rate decreases. Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

Inverse Floating Rate Municipal Obligations.  The inverse floating rate municipal obligations in which the Trust may invest include derivative instruments such as residual interest bonds (“RIBs”) or tender option bonds (“TOBs”). Such instruments are typically created by a special purpose trust that holds long-term fixed rate bonds and sells two classes of beneficial interests: short-term floating rate interests, which are sold to third party investors, and inverse floating residual interests, which are purchased by the Trust. The short-term floating rate interests have first priority on the cash flow from the bond held by the special purpose trust and the Trust is paid the residual cash flow from the bond held by the special purpose trust.

Inverse floating rate investments are variable debt instruments that pay interest at rates that move in the opposite direction of prevailing interest rates. Inverse floating rate investments tend to underperform the

Morgan Stanley Insured Municipal Income Trust
Revised Investment Policies (unaudited) continued

market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Inverse floating rate investments have varying degrees of liquidity.

The Trust generally invests in inverse floating rate investments that include embedded leverage, thus exposing the Trust to greater risks and increased costs. The market value of a “leveraged” inverse floating rate investment generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an unleveraged investment. The extent of increases and decreases in the value of inverse floating rate investments generally will be larger than changes in an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity, which may cause the Trust’s net asset value to be more volatile than if it had not invested in inverse floating rate investments.

In certain instances, the short-term floating rate interests created by the trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such interests for repayment of principal, may not be able to be remarketed to third parties. In such cases, the trust holding the long-term fixed rate bonds may be collapsed. In the case of floaters created by the Trust, the Trust will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Trust could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.

Morgan Stanley Insured Municipal Income Trust
Portfolio Management (unaudited)

As of the date of this report, the Trust is managed within the Morgan Stanley Municipals team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Trust’s portfolio are Thomas Byron, an Executive Director of the Investment Adviser, Neil Stone, a Managing Director of the Investment Adviser, Robert J. Stryker, an Executive Director of the Investment Adviser and Robert W. Wimmel, an Executive Director of the Investment Adviser.

Mr. Byron has been associated with the Investment Adviser or its investment advisory affiliates in an investment management capacity since 1981 and began managing the Trust in December 2009. Mr. Stone has been associated with the Investment Adviser or its investment advisory affiliates in an investment management capacity since 1995 and began managing the Trust in September 2007. Mr. Stryker has been associated with the Investment Adviser or its investment advisory affiliates in an investment management capacity since 1994 and began managing the Trust in December 2009. Mr. Wimmel has been associated with the Investment Adviser or its investment advisory affiliates in an investment management capacity since 1996 and began managing the Trust in December 2009.

The composition of the team may change from time to time.

Morgan Stanley Insured Municipal Income Trust
Dividend Reinvestment Plan (unaudited)

The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of the Trust. Under the Plan, the money you earn from Distributions will be reinvested automatically in more shares of the Trust, allowing you to potentially increase your investment over time.

Plan benefits

• Add to your account
You may increase your shares in the Trust easily and automatically with the Plan.

•	Low transaction costs
Transaction costs are low because the new shares are bought in blocks and the brokerage commission is shared among all participants.

•	Convenience
You will receive a detailed account statement from Computershare Trust Company, N.A., (the Agent) which administers the Plan. The statement shows your total Distributions, dates of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account at morganstanley.com/im.

• Safekeeping
The Agent will hold the shares it has acquired for you in safekeeping.

How to participate in the Plan
If you own shares in your own name, you can participate directly in the Plan. If your shares are held in “street name” – in the name of your brokerage firm, bank, or other financial institution – you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

If you choose to participate in the Plan, whenever the Trust declares a distribution, it will be invested in additional shares of the Trust that are purchased in the open market.

How to enroll
To enroll in the Plan, please read the Terms and Conditions in the Plan brochure. You can obtain a copy of the Plan Brochure and enroll in the Plan by visiting morganstanley.com/im, calling toll-free (888) 421-4015 or notifying us in writing at Morgan Stanley Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 43078, Providence, Rl 02940-3078. Please include the Trust name and account number and ensure that all shareholders listed on the account sign the written instructions. Your participation in the Plan will begin with

Morgan Stanley Insured Municipal Income Trust
Dividend Reinvestment Plan (unaudited) continued

the next Distribution payable after the Agent receives your authorization, as long as they receive it before the “record date,” which is generally one week before the dividend is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following Distribution.

Costs of the Plan
There is no direct charge to you for reinvesting dividends and capital gains distributions because the Plan’s fees are paid by the Trust. However, when applicable, you will pay your portion of any brokerage commissions incurred when the new shares are purchased on the open market. These brokerage commissions are typically less than the standard brokerage charges for individual transactions, because shares are purchased for all participants in blocks, resulting in lower commissions for each individual participant. Any brokerage commissions or service fees are averaged into the purchase price.

Tax implications
The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax that may be due on dividends or capital gains distributions. You will receive tax information annually to help you prepare your federal and state income tax returns.

Morgan Stanley does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used by any taxpayer, for avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax advisor for Information concerning their individual situation.

How to withdraw from the Plan
To withdraw from the Plan, please visit morganstanley.com/im or call (888) 421-4015 or notify us in writing at the address below.

Morgan Stanley Closed-End Funds
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, Rl 02940-3078

All shareholders listed on the account must sign any written withdrawal instructions. If you withdraw, you have three options with regard to the shares held in your account:

1.	If you opt to continue to hold your non-certificated shares, whole shares will be held by the Agent and fractional shares will be sold.
2.	If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting brokerage commissions.

Morgan Stanley Insured Municipal Income Trust
Dividend Reinvestment Plan (unaudited) continued

3.	You may sell your shares through your financial advisor through the Direct Registration System (DRS). DRS is a service within the securities industry that allows Trust shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a stock certificate.

The Trust and Computershare Trust Company, N.A. at any time may amend or terminate the Plan. Participants will receive written notice at least 30 days before the effective date of any amendment. In the case of termination, Participants will receive written notice at least 30 days before the record date for the payment of any dividend or capital gains distribution by the Trust. In the case of amendment or termination necessary or appropriate to comply with applicable law or the rules and policies of the Securities and Exchange Commission or any other regulatory authority, such written notice will not be required.

To obtain a complete copy of the Dividend Reinvestment Plan, please call our Client Relations department at 888-421-4015 or visit morganstanley.com/im.

Morgan Stanley Insured Municipal Income Trust
An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of certain Morgan Stanley closed-end funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy
We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as “personal information.”

1.	What Personal Information Do We Collect About You?
To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources.

For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

Morgan Stanley Insured Municipal Income Trust
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.	When Do We Disclose Personal Information We Collect About You?
To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to non-affiliated third parties.

A. Information We Disclose to Our Affiliated Companies.  In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties.  We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3.	How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?
We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal

Morgan Stanley Insured Municipal Income Trust
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

information about you, and we require them to adhere to confidentiality standards with respect to such information.

4.	How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?
We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies – such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5.	How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?
You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6.	How Can You Send Us an Opt-Out Instruction?
If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (888) 421-4015 Monday-Friday between 9 a.m. and 6 p.m. (EST)

•	Writing to us at the following address: Morgan Stanley Closed-End Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Morgan Stanley Insured Municipal Income Trust
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Morgan Stanley or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

Special Notice To Residents Of Vermont
This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Morgan Stanley Closed-End Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Morgan Stanley Insured Municipal Income Trust
Trustee and Officer Information (unaudited)

Independent Trustees:

Number of
Portfolios
in Fund
		Term of		Complex
		Office and		Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time	Principal Occupation(s)	Independent	Other Directorships
Independent Trustee	Registrant	Served*	During Past 5 Years	Trustee**	Held by Independent Trustee

Frank L. Bowman (64) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) through November 2008; retired as Admiral, U.S. Navy in January 2005 after serving over 8 years as Director of the Naval Nuclear Propulsion Program and Deputy Administrator–Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004), Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l’Orde National du Mérite by the French Government.	168	Director of the Armed Services YMCA of the USA; member, BP America External Advisory Council (energy); member, National Academy of Engineers.

Michael Bozic (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	170	Director of various business organizations.

Morgan Stanley Insured Municipal Income Trust
Trustee and Officer Information (unaudited) continued

				Number of
				Portfolios
				in Fund
		Term of		Complex
		Office and		Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time	Principal Occupation(s)	Independent	Other Directorships
Independent Trustee	Registrant	Served*	During Past 5 Years	Trustee**	Held by Independent Trustee

Kathleen A. Dennis (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	168	Director of various non-profit organizations.

Dr. Manuel H. Johnson (60) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	170	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Joseph J. Kearns (67) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of Institutional Funds (October 2001-July 2003); CFO of the J. Paul Getty Trust.	171	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Morgan Stanley Insured Municipal Income Trust
Trustee and Officer Information (unaudited) continued

				Number of
				Portfolios
				in Fund
		Term of		Complex
		Office and		Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time	Principal Occupation(s)	Independent	Other Directorships
Independent Trustee	Registrant	Served*	During Past 5 Years	Trustee**	Held by Independent Trustee

Michael F. Klein (50) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	168	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (73) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	170	None.

W. Allen Reed (62)† c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	168	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Morgan Stanley Insured Municipal Income Trust
Trustee and Officer Information (unaudited) continued

Number of
Portfolios
in Fund
		Term of		Complex
		Office and		Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time	Principal Occupation(s)	Independent	Other Directorships
Independent Trustee	Registrant	Served*	During Past 5 Years	Trustee**	Held by Independent Trustee

Fergus Reid (77) c/o Lumelite Plastics Corporation 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	171	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Trustee:

Number of
Portfolios
in Fund
		Term of		Complex
		Office and		Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time	Principal Occupation(s)	Interested	Other Directorships
Interested Trustee	Registrant	Served*	During Past 5 Years	Trustee**	Held by Interested Trustee

James F. Higgins (61) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	169	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*	This is the earliest date the Trustee began serving the funds advised by Morgan Stanley Investment Advisors Inc. (the “Investment Adviser”) (the “Retail Funds”) or the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the “Institutional Funds”).
**	The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).
†	For the period September 26, 2008 through February 5, 2009, W. Allen Reed was an Interested Trustee. At all other times covered by this report, Mr. Reed was an Independent Trustee.

Morgan Stanley Insured Municipal Income Trust
Trustee and Officer Information (unaudited) continued

Executive Officers:

Term of
Office and
	Position(s)	Length of
Name, Age and Address of	Held with	Time
Executive Officer	Registrant	Served*	Principal Occupation(s) During Past 5 Years

Randy Takian (35) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2008	President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of the Investment Adviser (since July 2008). Head of the Retail and Intermediary business within Morgan Stanley Investment Management (since July 2008). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Kevin Klingert (47) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008	Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of Morgan Stanley Investment Management Inc. and the Investment Adviser (since April 2008). Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007). Managing Director of Morgan Stanley Investment Management Inc. and the Investment Adviser (since December 2007). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).

Carsten Otto (46) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004	Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007) and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004-April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (43) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director and Secretary of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997).

Francis J. Smith (44) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Treasurer and Chief Financial Officer	Treasurer since July 2003 and Chief Financial Officer since September 2002	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Treasurer and Chief Financial Officer of the Retail Funds (since July 2003).

Mary E. Mullin (42) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

*	This is the earliest date the Officer began serving the Retail Funds or Institutional Funds.

Morgan Stanley Insured Municipal Income Trust

In accordance with Section 303A.12(a) of the New York Stock Exchange Listed Company Manual, the Trust’s Annual CEO Certification certifying as to compliance with NYSE’s Corporate Governance Listing Standards was submitted to the Exchange on November 10, 2009.

The Trust’s Principal Executive Officer and Principal Financial Officer Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Trust’s N-CSR and are available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

2009 Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended October 31, 2009. The Trust designated 99.99% of its income dividends as tax-exempt income dividends. The Trust designated $2,195,980 as long-term capital gain distributions.

In January, the Trust provides tax information to shareholders for the preceding calendar year.

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Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Randy Takian
President and Principal Executive Officer

Kevin Klingert
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Computershare Trust Company, N.A.
P.O. BOX 43078
Providence, RI 02940-3078

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser

Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue
New York, New York 10036

(c)  2009 Morgan Stanley

INVESTMENT MANAGEMENT
Morgan Stanley
Insured Municipal
Income Trust
NYSE: IIM

Annual Report

October 31, 2009

IIMANN
IU09-05390P-Y10/09

Item 2. Code of Ethics.
(a) The Trust/Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Trust/Fund or a third party.
(b) No information need be disclosed pursuant to this paragraph.
(c) Not applicable.
(d) Not applicable.
(e) Not applicable.
(f)
(1) The Trust/Fund’s Code of Ethics is attached hereto as Exhibit 12 A.
(2) Not applicable.
(3) Not applicable.
Item 3. Audit Committee Financial Expert.
The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.
Item 4. Principal Accountant Fees and Services.
(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

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2009

	Registrant			Covered Entities(1)
Audit Fees		$38,450			N/A

Non-Audit Fees
Audit-Related Fees		$6,000	(2)		$6,909,000	(2)
Tax Fees		$5,501	(3)		$1,013,000	(4)
All Other Fees	$			$
Total Non-Audit Fees		$11,501			$7,922,000

Total		$49,951			$7,922,000
2008

	Registrant			Covered Entities(1)
Audit Fees		$38,775		N/A

Non-Audit Fees
Audit-Related Fees		$6,000	(2)	$6,418,000	(2)
Tax Fees		$5,501	(3)	$881,000	(4)
All Other Fees	$				$(5)
Total Non-Audit Fees		$11,501		$7,299,000

Total		$50,276		$7,299,000

N/A- Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)	All other fees represent project management for future business applications and improving business and operational processes.

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(e)(1) The audit committee’s pre-approval policies and procedures are as follows:
APPENDIX A
AUDIT COMMITTEE
AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY AND PROCEDURES
OF THE
MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS
AS ADOPTED AND AMENDED JULY 23, 2004,1
     1. Statement of Principles
The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.
The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.
The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

[1]	This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

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The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.
The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.
     2. Delegation
As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.
     3. Audit Services
The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.
In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
     4. Audit-related Services
Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters

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not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.
The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
     5. Tax Services
The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.
Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
     6. All Other Services
The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.
The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
     7. Pre-Approval Fee Levels or Budgeted Amounts
Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.
     8. Procedures
All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be

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rendered. The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.
The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.
     9. Additional Requirements
The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.
     10. Covered Entities
Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:
Morgan Stanley Retail Funds
Morgan Stanley Investment Advisors Inc.
Morgan Stanley & Co. Incorporated
Morgan Stanley DW Inc.
Morgan Stanley Investment Management Inc.
Morgan Stanley Investment Management Limited
Morgan Stanley Investment Management Private Limited
Morgan Stanley Asset & Investment Trust Management Co., Limited
Morgan Stanley Investment Management Company
Van Kampen Asset Management
Morgan Stanley Services Company, Inc.
Morgan Stanley Distributors Inc.
Morgan Stanley Trust FSB

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Morgan Stanley Institutional Funds
Morgan Stanley Investment Management Inc.
Morgan Stanley Investment Advisors Inc.
Morgan Stanley Investment Management Limited
Morgan Stanley Investment Management Private Limited
Morgan Stanley Asset & Investment Trust Management Co., Limited
Morgan Stanley Investment Management Company
Morgan Stanley & Co. Incorporated
Morgan Stanley Distribution, Inc.
Morgan Stanley AIP GP LP
Morgan Stanley Alternative Investment Partners LP
(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).
(f) Not applicable.
(g) See table above.
(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.
Item 5. Audit Committee of Listed Registrants.
(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: Joseph Kearns, Michael Nugent and Allen Reed.
(b) Not applicable.
Item 6.
(a) See Item 1.
(b) Not applicable.

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Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Fund/Trust invests in exclusively non-voting securities and therefore this item is not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Morgan Stanley Insured Municipal Income Trust (IIM)
Fund Management
PORTFOLIO MANAGEMENT. As of the date of this report, the Fund is managed within the Morgan Stanley Municipals team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Thomas Byron, a Vice President of the Investment Adviser, Neil Stone, a Managing Director of the Investment Adviser, Robert J. Stryker, a Vice President of the Investment Adviser and Robert W. Wimmel, an Executive Director of the Investment Adviser.
Mr. Byron has been associated with the Investment Adviser or its investment advisory affiliates in an investment management capacity since 1981 and began managing the Fund in December 2009. Mr. Stone has been associated with the Investment Adviser or its investment advisory affiliates in an investment management capacity since 1995 and began managing the Fund in September 2007. Mr. Stryker has been associated with the Investment Adviser or its investment advisory affiliates in an investment management capacity since 1994 and began managing the Fund in December 2009. Mr. Wimmel has been associated with the Investment Adviser or its investment management affiliates in an investment management capacity since 1996 and began managing the Fund in December 2009.
The composition of the team may change from time to time.
OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
The following information is as of October 31, 2009:
Neil Stone managed 17 registered investment companies with a total of approximately $4.2 billion in assets; no pooled investment vehicles other than registered investment companies; and 50 other accounts with a total of approximately $9.6 billion in assets.
The following information is as of December 7, 2009:
Thomas Byron managed 27 registered investment companies with a total of approximately $11.0 billion in assets; no pooled investment vehicles other than registered investment companies; and two other accounts with a total of approximately $29.0 million in assets.
Robert J. Stryker managed 32 registered investment companies with a total of approximately $11.9 billion in assets; no pooled investment vehicles other than registered investment companies; and two other accounts with a total of approximately $29.0 million in assets.
Robert W. Wimmel managed 28 registered investment companies with a total of approximately $11.7 billion in assets; no pooled investment vehicles other than registered investment companies; and two other accounts with a total of approximately $29.0 million in assets.

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Because the portfolio managers manages assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Investment Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Investment Adviser’s employee benefits and/or deferred compensation plans. The portfolio managers may have an incentive to favor these accounts over others. If the Investment Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Investment Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.
PORTFOLIO MANAGER COMPENSATION STRUCTURE
     Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio managers.
     BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.
     DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.
     Discretionary compensation can include:
•	Cash Bonus.

•	Morgan Stanley’s Long Term Incentive Compensation awards — a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions.

•	Investment Management Alignment Plan (IMAP) awards — a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund. For 2008 awards, a clawback provision was implemented that could be triggered if the individual engages in conduct detrimental to the Investment Adviser or its affiliates.

•	Voluntary Deferred Compensation Plans — voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and notionally invest the deferred amount across a range of designated investment funds, including funds advised by the Investment Adviser or its affiliates.
     Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:
•	Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a

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fund’s/account’s primary benchmark (as set forth in the fund’s prospectus), indices and/or peer groups where applicable. Generally, the greatest weight is placed on the three- and five-year periods.
•	Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•	Contribution to the business objectives of the Investment Adviser.

•	The dollar amount of assets managed by the portfolio manager.

•	Market compensation survey research by independent third parties.

•	Other qualitative factors, such as contributions to client objectives.

•	Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.
SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS
     The portfolio managers do not own any shares of the Fund.

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Item 9. Closed-End Fund Repurchases
REGISTRANT PURCHASE OF EQUITY SECURITIES

(d) Maximum
			(c) Total	Number (or
			Number of	Approximate
			Shares (or	Dollar Value)
			Units)	of Shares (or
	(a) Total		Purchased as	Units) that May
	Number of		Part of Publicly	Yet Be
	Shares (or	(b) Average	Announced	Purchased
	Units)	Price Paid per	Plans or	Under the Plans
Period	Purchased	Share (or Unit)	Programs	or Programs
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
Total			N/A	N/A

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Item 10. Submission of Matters to a Vote of Security Holders
Not applicable.
Item 11. Controls and Procedures
(a) The Trust’s/Fund’s principal executive officer and principal financial officer have concluded that the Trust’s/Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust/Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits
(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.
(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Morgan Stanley Insured Municipal Income Trust

/s/ Randy Takian Randy Takian
Principal Executive Officer
December 17, 2009
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Randy Takian Randy Takian
Principal Executive Officer
December 17, 2009

/s/ Francis Smith Francis Smith
Principal Financial Officer
December 17, 2009

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